                                                                  THOMAS H. KEAN

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of ARAMARK Worldwide Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and authority, for him and in his name, place and stead, in any and all capacities, to:

                  (a) execute the Registration Statement on Form S-1 for shares of Class B common stock of the Company (the "S-1 Registration Statement"), any and all amendments to the S-1 Registration Statement, including post-effective amendments, and to sign any and all registration statements relating to the same offering of Class B common stock as the S-1 Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, together with all exhibits thereto, with the Securities and Exchange Commission,

                  (b) execute the Registration Statement on Form S-4 for shares of common stock of the Company (the "S-4 Registration Statement"), any and all amendments to the S-4 Registration Statement, including post-effective amendments, and to file the same, together with all exhibits thereto, with the Securities and Exchange Commission, and

                  (c) do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendments thereto shall be conclusive evidence of such approval).

Dated:  November 6, 2001
                                               /s/ Thomas H. Kean
                                               ---------------------------
                                               Thomas H. Kean

                                                             KARL VON DER HEYDEN

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of ARAMARK Worldwide Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and authority, for him and in his name, place and stead, in any and all capacities, to:

                  (a) execute the Registration Statement on Form S-1 for shares of Class B common stock of the Company (the "S-1 Registration Statement"), any and all amendments to the S-1 Registration Statement, including post-effective amendments, and to sign any and all registration statements relating to the same offering of Class B common stock as the S-1 Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, together with all exhibits thereto, with the Securities and Exchange Commission,

                  (b) execute the Registration Statement on Form S-4 for shares of common stock of the Company (the "S-4 Registration Statement"), any and all amendments to the S-4 Registration Statement, including post-effective amendments, and to file the same, together with all exhibits thereto, with the Securities and Exchange Commission, and

                  (c) do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendments thereto shall be conclusive evidence of such approval).

Dated:  November 6, 2001
                                                 /s/ Karl M. von der Heyden
                                                 ---------------------------
                                                 Karl von der Heyden